UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 3, 2009

______________

IMPERIAL INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

______________

Delaware	1-7190	65-0854631
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

790 Park Central Blvd. North

Pompano Beach, Florida 33064

(Address of Principal Executive Office) (Zip Code)

(954) 917-4114

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Douglas P. Kintzinger resigned as a Director of Imperial Industries, Inc. (the “Company”) effective April 3, 2009 in order to devote more time to his primary business interests. Mr. Kintzinger did not resign as a member of the Board of Directors because of any disagreement with the Company, known to an executive officer of the Company, on any matter related to the Company’s operations, policies or practices.

Item 7.01

Regulation FD Disclosure.

The Company’s press release announcing the events described in Items 5.02 of this Form 8-K attached as Exhibit 99.1 is incorporated by reference to this Item 7.01.

Item 9.01

Financial Statements and Exhibits.

(c )

Exhibits.

The following Exhibit is filed with this Report.

Exhibit	Description
99.1	Press Release issued by Imperial Industries, Inc. dated April 6, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Imperial Industries, Inc.

By:	/s/ HOWARD L. EHLER, JR.
Howard L. Ehler, Jr. Chief Operating Officer

Date:  April 6, 2009

INDEX TO EXHIBITS

Exhibit	Description
99.1	Press Release issued by Imperial Industries, Inc. dated April 6, 2009

4